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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 3, 2005


                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)


    Delaware                        1-12295                 76-0513049
(State or other jurisdiction of   (Commission         (I.R.S. Employer
incorporation or organization)    File Number)        Identification No.)



   500 Dallas, Suite 2500, Houston, Texas                     77002
  (Address of principal executive offices)                  (Zip Code)


                                 (713) 860-2500
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17& CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)




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Item 1.01.  Entry into a Material Definitive Agreement.

     On February 3, 2005, Genesis Energy, L.P. ("GELP") entered into a definitive agreement with TCHI Inc. (TCHI), a wholly owned subsidiary of ChevronTexaco Global Energy Inc. to purchase TCHI's 50% partnership interest in T&P Syngas Supply Company (T&P Syngas) for $13.5 million, subject to normal closing conditions. The acquisition is subject to a right of first refusal held by Praxair Hydrogen Supply Inc. (Praxair), which holds the other 50% partnership interest in T&P Syngas. The right of first refusal will expire in 60 days if it is not exercised.

     T&P Syngas is a partnership that owns a syngas manufacturing facility (the "Facility") located in Texas City, Texas. The Facility processes natural gas to produce syngas (a combination of carbon monoxide and hydrogen) and high pressure steam. All of the syngas and steam produced by the facility is sold to Praxair under a long-term processing agreement.

     GELP and an affiliate of Praxair currently are parties to a contract whereby GELP sells the Praxair affiliate carbon dioxide at its processing facility in Rankin County, Mississippi.

     The acquisition, if completed, will be financed through GELP's existing credit facility with Bank of America. A copy of the press release regarding this acquisition is filed as Exhibit 99.1 and is attached hereto.

Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits

            The following materials are filed as exhibits to this Current Report on Form 8-K.

            Exhibit.

            *99.1 Copy of Genesis Energy, L.P.'s press release dated February 7, 2005.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          GENESIS ENERGY, L.P.
                                          (A Delaware Limited Partnership)

                                          By:   GENESIS ENERGY, INC., as
                                                General Partner


Date:  February 7, 2005                   By:     /s/  ROSS A. BENAVIDES
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                                                  Ross A. Benavides
                                                  Chief Financial Officer